Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-K of Hollywood Casino Shreveport and Subsidiaries and of Shreveport Capital Corporation (collectively, the “Companies”) for the year ended December 31, 2002 as filed with the Securities and Exchange Commission, I, Edward T. Pratt III, Chief Executive Officer of HCS I, Inc., Managing General Partner of the Companies, certify pursuant to 18 U.S.C. Section §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002 that to the best of my knowledge:

(1)	the Annual Report on Form 10-K for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Annual Report on Form 10-K for the year ended December 31, 2002 fairly presents, in all material respects, the Companies’ financial condition and results of operations.

February 26, 2003

/s/ EDWARD T. PRATT III
Edward T. Pratt III Chief Executive Officer HCS I, Inc.

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